UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 19, 2010


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                      -------------------------------------
                 (State or other jurisdiction of incorporation)


          1-14244                                       84-1214736
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  (Commission File Number)                 (I.R.S. Employer Identification No.)

              810 N. FARRELL DRIVE, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 8.   OTHER EVENTS....................................................1

                        Item 8.01 Other Events...............................1

SIGNATURES...................................................................1

SECTION 8.        OTHER EVENTS

         Item 8.01.   Other Events.

         ENVIRONMENTAL SERVICE PROFESSIONALS, INC. ("ESP") today announced the completion of an internal review of the Company's common stock issuance and provided guidance on the availability of the company's common stock for trading.

         Following the completion by the Company of an internal accounting review of its issued and outstanding common shares, the Company is pleased to report that as of July 31, 2010 out of a total of 169,404,429 issued and outstanding common shares, a float of 26,816,708 issued and outstanding common shares available for trading.

         In addition, regarding the pending financing announced on July 30, 2010, the Company has been informed by Metropolitan Financial Holdings and the third party lender that release of funds to ESP for the financing is now expected to take place on or around August 31, 2010 with net proceeds from the loan expected to be $188.5 million, less Letter of Credit and other charges expected to be incurred.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                    -----------------------------------------
                                  (Registrant)

Date:  August 19, 2010


                   /s/ Edward Torres, Chief Executive Officer
                    ----------------------------------------
                     Edward Torres, Chief Executive Officer


















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